UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2015, CF Industries Holdings, Inc., a Delaware corporation (“CF”), entered into a combination agreement (the “Combination Agreement”) by and among CF, Darwin Holdings Limited, a private company limited by shares incorporated under the law of England (“New CF”), Beagle Merger Company LLC, a Delaware limited liability company and wholly-owned, direct or indirect subsidiary of New CF (“MergerCo”) and OCI N.V., a public company with limited liability (naamloze vennootschap) incorporated under the law of the Netherlands (“OCI”). The Combination Agreement provides for the combination of CF with OCI’s European, North American and global distribution businesses (the “Combination”) in a transaction valued at approximately $8 billion, based on CF’s share price as of August 6, 2015, including the assumption of approximately $2 billion in net debt. The businesses will be combined under New CF, a new holding company incorporated under the law of England that will be re-registered as a public limited company prior to the completion of the Combination. OCI will transfer the holding companies for its European, North American and global distribution businesses in exchange for shares equal to a fixed 25.6% of New CF plus $700 million of consideration to be paid in a mix of cash or shares at New CF’s discretion. All of OCI’s 3.375% 2018 convertible bonds still outstanding at closing will transfer to and become convertible into shares of New CF and the consideration payable in connection with the transaction will be adjusted accordingly. Additionally, a subsidiary of New CF will purchase a 45% interest in an entity that is developing OCI’s Natgasoline project in Texas for $517.5 million in cash. Following the transfer, MergerCo will merge with and into CF, with CF surviving the merger and continuing as a wholly-owned subsidiary of New CF (the “Merger”). At the effective time of the Merger, each issued and outstanding share of CF common stock will be converted into the right to receive one share of New CF common stock.

The Combination has been unanimously approved by the board of directors of both CF and OCI.

The common stock of New CF will be registered with the U.S. Securities and Exchange Commission and is expected to be listed on the New York Stock Exchange. New CF will be led by CF’s current leadership team. New CF’s board of directors will consist of eight members of the current CF board of directors and, pursuant to the shareholders’ agreement discussed below, Alan Heuberger and Greg Heckman.

The exchange of CF common stock for New CF common stock will be a taxable transaction for CF shareholders.

The parties have made customary representations and warranties in the Combination Agreement and have agreed to customary pre-closing and post-closing covenants. In addition, the Combination Agreement provides that the parties will indemnify each other for breaches of those representations, warranties and covenants, subject to certain limitations, and for certain other matters. CF and OCI have agreed to not solicit alternative proposals or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative proposal. In addition, CF and OCI will cooperate with each other and use reasonable best efforts to consummate the transaction, including using reasonable best efforts to obtain certain regulatory approvals.

The consummation of the Combination is subject to certain customary closing conditions, including the affirmative vote of the holders of a majority of the issued and outstanding shares of CF common stock and the affirmative vote of a simple majority of the votes cast at a meeting of OCI stockholders, the successful completion of certain restructuring steps by OCI, the receipt of certain regulatory approvals and the completion of a marketing period in connection with the financing commitments discussed below.

The Combination Agreement contains certain customary termination rights, including the right of either party to terminate the agreement if the Combination is not completed within 12 months (which can be extended, in certain circumstances, one or more times, to 15 months), if the required shareholder votes are not obtained, the breach by the other party of its representations, warranties or obligations or the change in recommendation by the other party’s board of directors. The parties have agreed to mutual termination fees of $150 million, payable if the Combination Agreement is terminated in specified circumstances and, in certain other specified circumstances the parties have agreed to an expense reimbursement of up to $30 million. In addition, CF has agreed to pay OCI $150 million if the agreement is terminated in certain circumstances if certain regulatory approvals are not obtained.

As discussed above, in connection with the Combination Agreement, New CF also entered into a Shareholders’ Agreement, by and among New CF, OCI, Capricorn Capital B.V., a private limited company incorporated under the law of the Netherlands (“Capricorn”), Leo Capital B.V., a private limited company incorporated under the law of the Netherlands (“Leo”) and Aquarius Investments B.V., a private limited company incorporated under the law of the Netherlands (together with Leo and Capricorn, the “Shareholders”). Under the terms of the Shareholders’ Agreement, for so long as the Shareholders own in the aggregate, voting securities representing at least 10% of the voting securities of New CF outstanding, Capricorn may designate two individuals as directors of New CF and as long as the Shareholders beneficially own in the aggregate, voting securities representing at least 5% but less than 10% of the voting securities of New CF, Capricorn may designate one individual as a director of New CF. So long as the Shareholders own at least 5% of the voting securities of New CF, the Shareholders will have an obligation to vote in accordance with the recommendation of the board of directors of New CF, subject to certain limited exceptions.

Additionally, the Shareholders agreed to not acquire, offer to acquire or agree to acquire any voting securities of New CF if the acquisition would result in the Shareholders owning more than 20.5% of the voting securities of New CF. The Shareholders and OCI also each agreed to certain other customary standstill provisions.

Also in connection with the Combination Agreement, CF and OCI have entered into an Irrevocable Undertaking with each of the Shareholders. Pursuant to each Irrevocable Undertaking, each Shareholder will vote, or cause to be voted, in favor of resolutions that are necessary to approve the Combination and not take any action which would reasonably be expected to prejudice or frustrate successful consummation of the Combination.

Also in connection with entering into the Combination Agreement, on August 6, 2015, CF obtained financing commitments from Morgan Stanley Senior Funding, Inc. and Goldman Sachs Bank USA to pay the cash portion of the purchase price for the Combination, to refinance certain debt of the acquired businesses, to pay related fees and expenses and for general corporate purposes (the “Commitment Letter”). The proceeds of such committed financing are expected to be made available under a senior unsecured bridge term loan facility in an aggregate principal amount of up to $4.0 billion.

The Combination Agreement, Shareholders’ Agreement, Irrevocable Undertakings and Commitment Letter (the “Agreements”) contain representations and warranties by the parties thereto. These representations and warranties were made solely for the benefit of the other parties to such Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the applicable Agreement by disclosures that were made to the other party in connection with the negotiation of such Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable Agreement or such other date or dates as may be specified in such Agreement. CF acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

The foregoing summaries of the Combination Agreement, Shareholders’ Agreement, Irrevocable Undertakings and Commitment Letter do not purport to be complete and are qualified in their entirety by reference to the Agreements, copies of which are attached as Exhibit 2.1, 2.2, 2.3, 2.4, 2.5 and 10.1, respectively, hereto and are incorporated herein by reference.

NO OFFER OR SOLICITATION

This communications is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION

New CF will file with the SEC a registration statement on Form S-4 that will include the proxy statement of CF Industries and the shareholders circular of OCI that also constitute prospectuses of New CF. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE SHAREHOLDERS CIRCULAR/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed with the SEC by New CF and CF Industries through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed by CF Industries and New CF with the SEC by contacting CF Industries Investor Relations at: CF Industries Holdings, Inc., c/o Corporate Communications, 4 Parkway North, Suite 400, Deerfield, Illinois, 60015 or by calling (847) 405-2542.

PARTICIPANTS IN THE SOLICITATION

CF Industries and its directors and executive officers and OCI and its executive directors and non-executive directors may be deemed to be participants in the solicitation of proxies from the stockholders of CF Industries in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of CF Industries in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the directors and executive officers of CF Industries is contained in CF Industries’ proxy statement for its 2015 annual meeting of stockholders, filed with the SEC on April 2, 2015, and CF Industries’ Current Report on Form 8-K filed with the SEC on June 25, 2015. Information about the executive directors and non-executive directors of OCI is contained in OCI’s annual report for the year ended December 31, 2014, available on OCI’s web site at www.oci.nl.

Safe Harbor Statement

All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict” or “project” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These forward-looking statements include, but are not limited to, statements regarding the proposed acquisition by the Company from OCI N.V. (“OCI”) of OCI’s European, North American and global distribution businesses and certain other assets (the “Business”), including, without limitation, statements about the benefits of the acquisition transaction (the “Transaction”); the expected timing of completion of the Transaction; future financial and operating results of the new holding company (“New CF”), the Company and the Business; New CF’s and the Company’s plans, objectives, expectations and intentions; and other statements relating to the Transaction that are not historical facts. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks and uncertainties relating to the ability to obtain the requisite approvals of stockholders of CF Industries Holdings, Inc. and OCI with respect to the Transaction; the risk that New CF, the Company and OCI are unable to obtain governmental and regulatory approvals required for the Transaction, or that required governmental and regulatory approvals delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Transaction or cause the parties to abandon the Transaction; the risk that a condition to closing of the Transaction may not be satisfied; the length of time necessary to consummate the Transaction; the risk that the businesses of the Company and the Business will not be integrated successfully; the risk that the cost savings and any other synergies from the Transaction may not be fully realized or may take longer to realize than expected; the risk that access to financing, including for refinancing of indebtedness of the Business or the Company, may not be available on a timely basis and on reasonable terms; the risk that the Business is unable to complete its current production capacity development and improvement projects on schedule as planned and on budget or at all; the risk that the Transaction or the prospect of the Transaction disrupts or makes it more difficult to maintain existing relationships or impedes establishment of new relationships with customers, employees or suppliers; diversion of management time on transaction-related issues; the risk that New CF, the Company and the Business are unable to retain and hire key personnel; the effect of future regulatory or legislative actions on New CF, the Company and the Business; the risk that the Transaction is not accorded the tax and accounting treatment anticipated by the Company; unanticipated costs or liabilities associated with the Transaction-related financing; and the risk that the credit ratings of New CF and the Company, including such ratings taking into account the Transaction and related financing, may differ from the Company’s expectations. Additional important factors, which currently relate to the Company and would relate to the combination of the Company and the Business, that could cause actual results to differ materially from those in the forward-looking statements include, among others, the volatility of natural gas prices in North America and Europe; the cyclical nature of the Company’s business and the agricultural sector; the global commodity nature of the Company’s fertilizer products, the impact of global supply and demand on the Company’s selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling the Company’s products against which the Company not be fully insured; risks associated with cyber security; weather conditions; the Company’s ability to complete its production capacity expansion projects on schedule as planned and on budget or at all; risks associated with other expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; the Company’s potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements from governmental authorities; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; the Company’s reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; risks associated with international operations; losses on the Company’s investments in securities; deterioration of global market and economic conditions; and the Company’s ability to manage its indebtedness. More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from the Company’s expectations may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company’s web site. Forward-looking statements are given only as of the date of this communication and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Combination Agreement, dated August 6, 2015, by and among CF Industries Holdings, Inc., Darwin Holdings Limited, Beagle Merger Company LLC and OCI N.V.*
2.2	Shareholders’ Agreement, dated August 6, 2015, by and among Darwin Holdings Limited, Capricorn Capital B.V., Leo Capital B.V., Aquarius Investments B.V. and OCI N.V.
2.3	Irrevocable Undertaking, dated August 6, 2015, by and among CF Industries Holdings, Inc., OCI N.V. and Capricorn Capital B.V.
2.4	Irrevocable Undertaking, dated August 6, 2015, by and among CF Industries Holdings, Inc., OCI N.V. and Leo Capital B.V.
2.5	Irrevocable Undertaking, dated August 6, 2015, by and among CF Industries Holdings, Inc., OCI N.V. and Aquarius Investments B.V.
10.1	Commitment Letter, dated August 6, 2015, by and among Morgan Stanley Senior Funding, Inc., Goldman Sachs Bank USA and CF Industries Holdings, Inc.

*  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CF hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2015	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General
Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Combination Agreement, dated August 6, 2015, by and among CF Industries Holdings, Inc., Darwin Holdings Limited, Beagle Merger Company LLC and OCI N.V.†
2.2	Shareholders’ Agreement, dated August 6, 2015, by and among Darwin Holdings Limited, Capricorn Capital B.V., Leo Capital B.V., Aquarius Investments B.V. and OCI N.V.
2.3	Irrevocable Undertaking, dated August 6, 2015, by and among CF Industries Holdings, Inc., OCI N.V. and Capricorn Capital B.V.
2.4	Irrevocable Undertaking, dated August 6, 2015, by and among CF Industries Holdings, Inc., OCI N.V. and Leo Capital B.V.
2.5	Irrevocable Undertaking, dated August 6, 2015, by and among CF Industries Holdings, Inc., OCI N.V. and Aquarius Investments B.V.
10.1	Commitment Letter, dated August 6, 2015, by and among Morgan Stanley Senior Funding, Inc., Goldman Sachs Bank USA and CF Industries Holdings, Inc.

†  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CF hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.